As filed with the Securities and Exchange Commission on March 5, 1997.


                       SECURITIES AND EXCHANGE COMMISSION

                             WASHINGTON, DC  20549

                                    FORM 8-K

                                 CURRENT REPORT



                     Pursuant to Section 13 or 15(d) of the
                        Securities Exchange Act of 1934


                Date of Report (Date of earliest event reported)
                       MARCH 4, 1997 (FEBRUARY 28, 1997)



                                 MEDAREX, INC.
             (Exact name of registrant as specified in its charter)


           NEW JERSEY                  0-19312         22-2822175
(State of other jurisdiction          (Commission   (IRS Employer
       of incorporation)              File Number)  Identification No.)


             1545 ROUTE 22 EAST, ANNANDALE, NEW JERSEY  08801-0953
                    (Address of Principal Executive Offices)

       Registrant's telephone number, including area code: (908) 713-6001


                                 NOT APPLICABLE
         (Former name or former address, if changed since last report)

                                 MEDAREX, INC.
                                 -------------

                               TABLE OF CONTENTS
                                      FOR
                           CURRENT REPORT ON FORM 8-K



Item 2.      Acquisition or Disposition of Assets............  3

Item 7.      Financial Statements and Exhibits...............  3

Signature....................................................  4

          ITEM 2.  ACQUISITION OR DISPOSITION OF ASSETS

          At a Special Meeting of the stockholders of Houston Biotechnology Incorporated ("HBI"), held on February 27, 1997, the HBI stockholders approved and adopted a plan of merger in accordance with the Agreement and Plan of Merger dated December 18, 1996 ("Merger Agreement") among HBI, Medarex, Inc., a New Jersey corporation ("Medarex"), and Medarex Acquisition Corp., a Delaware corporation and a wholly-owned subsidiary of Medarex ("Merger Sub"), pursuant to which (i) Merger Sub will be merged with and into HBI ("Merger") with HBI being the surviving corporation and resulting in HBI being a wholly-owned subsidiary of Medarex, and (ii) each share of HBI common stock, par value $.01 per share (the "HBI Common Stock"), will be converted into the right to receive 0.182 (the "Exchange Ratio") shares of Medarex common stock, par value $.01 per share ("Medarex Common Stock"). The Merger became effective on February 28, 1997. Approximately 1,026,245 shares of Medarex Common Stock will be issued upon conversion of the outstanding shares of HBI Common Stock.

          As a part of the Merger, all of the outstanding warrants to acquire HBI Common Stock issued pursuant to that certain Warrant Agreement dated May 24, 1993, as amended (the "HBI Warrants") will be assumed by Medarex and exchanged for Medarex common stock purchase warrants (the "Medarex Warrants"). The terms of the Medarex Warrants are identical to the HBI Warrants other than the number of shares of common stock issuable thereunder and the exercise price. Medarex Warrants are exercisable into such number of shares of Medarex Common Stock equal to the number of shares of HBI Common Stock subject to such HBI Warrants immediately prior to the consummation of the Merger multiplied by the Exchange Ratio and the exercise price is equal to the exercise price of such HBI Warrants immediately prior to the consummation of the Merger divided by the Exchange Ratio. Upon consummation of the Merger, the outstanding HBI Warrants will be exchanged for Medarex Warrants to purchase 822,924 shares of Medarex Common Stock at an exercise price of $51.54 per share.

          In addition, all of the outstanding options to acquire HBI Common Stock (the "HBI Options") were assumed by Medarex. The HBI Options will be exercisable into such number of shares of Medarex Common Stock equal to the number of shares of HBI Common Stock subject to such HBI Options immediately prior to the consummation of the Merger multiplied by the Exchange Ratio and the exercise prices are equal to the exercise prices of such HBI Options immediately prior to the Merger divided by the Exchange Ratio. Upon consummation of the Merger, the outstanding HBI Options will be converted into options to purchase 194,133 shares of Medarex Common Stock at exercise prices ranging from $3.09 to $54.95 per share.

          As a result of the Merger, the HBI common stock and the HBI Warrants are no longer traded on the American Stock Exchange and have been deregistered under the Securities Exchange Act of 1934, as amended. The Medarex Common Stock and the Medarex Warrants are listed for trading on the Nasdaq National Market under the symbols MEDX and MDXWV, respectively.

          Additional information called for by this Item is contained in the Proxy Statement and Prospectus dated January 29, 1997, contained in the Registration Statement on Form S-4 filed on January 22, 1997, as amended, (File No. 333-20119), attached hereto as Exhibit 99.1 and incorporated herein by reference.

          ITEM 7. FINANCIAL STATEMENTS AND EXHIBITS.

          (a) Financial Statements of Business Acquired. The information called for by this Item is contained in Exhibit 99.1, attached hereto and incorporated herein by reference.

          (b) Pro Forma Financial Information. The information called for by this Item is contained in Exhibit 99.1, attached hereto and incorporated herein by reference.

          (c) Exhibits. The following materials are filed as exhibits to this Current Report on Form 8-K:

Exhibit
Number           Description of Exhibit
-------          ----------------------

2.1 Agreement and Plan of Merger dated as of December 18, 1996, previously filed as Exhibit 2.1 to the Registrant's Registration Statement on Form S-4 filed on January 22, 1997, as amended (File No. 333-20119), and incorporated herein by reference.

99.1 Proxy Statement and Prospectus dated January 29, 1997 contained in the Registrant's Registration Statement on Form S-4 filed on January 22, 1997, as amended (File No. 333-20119), and incorporated herein by reference.

                                   SIGNATURE


          Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.


                                     MEDAREX, INC.
                                      Registrant


Date:  March 4, 1997                By:/s/Michael A. Appelbaum
                                       --------------------------------------
                                         Michael A. Appelbaum
                                         Senior Vice President - Finance
                                         and Administration, Secretary,
                                         Treasurer and Chief Financial
                                         Officer

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                                 EXHIBIT INDEX
                                 -------------


 EXHIBIT                                                  PAGE
 NUMBER                    DESCRIPTION                   NUMBER
 ------                    -----------                   ------

   2.1 Agreement and Plan of Merger dated as of December 18, 1996 previously filed as Exhibit 2.1 to the Registrant's
           Registration Statement on Form S-4 filed on
           January 22, 1997, as amended (File No.
           333-20119), and incorporated herein by
           reference.

  99.1     Proxy Statement and Prospectus dated
           January, 1997 contained in the Registrant's
           Registration Statement on Form S-4 filed on
           January 22, 1997, as amended (File No.
           333-20119), and incorporated herein by
           reference.